Share Based Payment Arrangements - Schedule of Weighted Average Assumptions Used for Calculating Fair Value of Stock Options Granted (Details) - Black-scholes Option Pricing Model	Jul. 27, 2020 yr $ / shares
Disclosure Of Terms And Conditions Of Sharebased Payment Arrangement [Line Items]
Exercise price	$ 40.41
Average expected option life | yr	4.5
Risk-free interest rate	0.71%
Expected stock price volatility	26.29%	[1]
Average dividend yield	2.62%
Weighted average fair value per option of options granted	$ 6.73

[1]	Expected stock price volatility is based on the historical volatility of the Group’s stock over a period commensurate with the expected term of the award.